SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12
Fidelity Concord Street Trust
(Name of Registrant as Specified In Its Charter)
(if you checked "filed by registrant above" do not fill this in: Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

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URGENT PROXY VOTING INSTRUCTIONS
Fidelity® U.S. Bond Index Fund	Spartan International Index Fund
Spartan U.S. Equity Index

Spartan U.S. Equity Index Fund

Please vote now using one of these options:

- The Board of Trustees recommends a vote for each proposal -

1. Vote By Telephone

Call 1 -800 -848 -3155, toll-free weekdays from 8:00 AM - 11:00 PM Eastern Time and Saturdays from 11:00 AM - 6:00 PM, Eastern Time. Your vote will be recorded by a representative of D.F. King, Inc., our independent proxy solicitation firm.

2. Vote By Touch-Tone Phone

Call the toll-free number on your proxy ballot card(s) and follow the recorded instructions. This service is available 7 days a week, 24 hours a day

3. Vote By Fax

Fax the front and back of your signed proxy card to our proxy tabulator at 1-888-451-8683.

4. Vote By Mail

Mail your signed proxy card in the enclosed envelope right away!

4th SHAREHOLDER REQUEST - PLEASE VOTE YOUR PROXY NOW

4th SHAREHOLDER REQUEST - PLEASE VOTE YOUR PROXY NOW

MANY MORE SHAREHOLDERS MUST VOTE THEIR PROXIES FOR THE FUNDS TO BE ABLE TO HOLD THEIR MEETING. THE MEETING HAS BEEN ADJOURNED UNTIL JULY 18TH DUE TO LACK OF SUFFICIENT VOTES.

Your vote is very important

Please vote your proxy right away

If you have already voted, thank you!

******

We appreciate your immediate attention to this urgent request.

If you have any further questions, please call Fidelity at 1-800-544-3198